SUPPLEMENT Dated June 23, 2009
To The Current Prospectus

ING Marathon Plus (IICA)

Issued By ING Life Insurance and Annuity Company
Through Its Variable Annuity Account I

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-366-0066.

The following additional investment portfolio will be available under your Contract – effective July 20, 2009, with more information about it hereby added to the “Description of Underlying Funds” in the Appendix (and its name hereby added to the list of available investment portfolios toward the front of the prospectus).

Fund Name	Investment Adviser/	Investment Objective
Subadviser
ING Variable Portfolios, Inc.
ING Russell™ Large Cap Growth Index	Investment Adviser: ING	Seeks investment results (before fees
Portfolio (Class I)	Investments, LLC	and expenses) that correspond to the
	Investment Subadviser: ING	total return of the Russell Top 200®
	Investment Management Co.	Growth Index.

IICA - 153998

06/2009